UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 9, 2010
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Restructuring of Term Loans

On March 9, 2010, certain subsidiaries (collectively, the “Mortgage Loan Borrowers”) of Gramercy Capital Corp. (the “Company”) entered into a Second Amendment to Loan Agreement  (the “Second Amendment”) with Goldman Sachs Mortgage Company (“GSMC”), successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. (“Citicorp”) and SL Green Realty Corp. (“SLG”) in connection with a mortgage loan originally made on April 1, 2008, as amended on August 22, 2008, which is secured by mortgages on certain properties owned or ground leased by the Mortgage Loan Borrowers (the “Mortgage Loan”).  Pursuant to the Second Amendment, the maturity date of the Mortgage Loan was extended to March 11, 2011 (the “Mortgage Extension Term”).  An extension fee of approximately $1.81 million was paid by the Company to GSMC, Citicorp and SLG in connection with such extension.  In addition, LIBOR used in determining the interest rate of the Mortgage Loan will be capped at 6.00% during the Mortgage Extension Term.  The Second Amendment also added or modified various terms of the Mortgage Loan, including, among others, (i) a prohibition on distributions from the Mortgage Loan Borrowers to the Company, other than to cover corporate overhead incurred by the Company, subject to a cap of $2.5 million per quarter, (ii) requirement of $5.0 million of available cash on deposit in a designated account on the commencement date of the Mortgage Extension Term, (iii) lender consent requirement with respect to leases that require tenant improvement costs and leasing commissions in excess of $1.0 million, (iv) delivery by the Mortgage Loan Borrowers to GSMC, Citicorp and SLG of a comprehensive long-term business plan and restructuring proposal addressing repayment of the Mortgage Loan within 90 days after the first day of the Mortgage Extension Term, and (v) mandated additional monthly reporting requirements.  The foregoing descriptions of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On March 9, 2010, certain subsidiaries of the Company (collectively, the “Senior Mezzanine Borrowers”) entered into an Amendment to Amended and Restated Senior Mezzanine Loan Agreement (the “Senior Mezzanine Amendment”) with KBS Debt Holdings, LLC (“KBS”) in connection with a senior mezzanine loan originally made on April 1, 2008, as amended and restated on August 22, 2008 (the “Senior Mezzanine Loan”).  Pursuant to the Senior Mezzanine Amendment, the maturity date of the Senior Mezzanine Loan was extended to March 11, 2011 (the “Senior Mezzanine Extension Term”).  An extension fee of approximately $3.46 million was paid by the Company to KBS in connection with such extension.  In addition, LIBOR used in determining the interest rate of the Senior Mezzanine Loan will be capped at 2.00% during the Senior Mezzanine Extension Term.  The Senior Mezzanine Amendment also added or modified various terms of the Senior Mezzanine Loan, including, among others, (i) a prohibition on distributions from the Senior Mezzanine Borrowers to the Company, other than to cover corporate overhead incurred by the Company, subject to a cap of $2.5 million per quarter, (ii) requirement of $5.0 million of available cash on deposit in a designated account on the commencement date of the Senior Mezzanine Extension Term and agreement, upon request, to grant a security interest in that account to KBS, (iii) lender consent requirement with respect to leases that require tenant improvement costs and leasing commissions in excess of $1.0 million, (iv) delivery by the Senior Mezzanine Borrowers  to KBS of a comprehensive long-term business plan and restructuring proposal addressing repayment of the Senior Mezzanine Loan within 90 days after the first day of the Senior Mezzanine Extension Term, and (v) mandated additional monthly reporting requirements.  The foregoing descriptions of the Senior Mezzanine Amendment is qualified in its entirety by reference to the text of the Senior Mezzanine Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On March 9, 2010, GKK Stars Junior Mezz 2 LLC, a subsidiary of the Company (the “Junior Mezzanine Borrower”) entered into an Amendment to Junior Mezzanine Loan Agreement (the “Junior Mezzanine Amendment”) with GSMC, Citicorp and SLG in connection with a junior mezzanine loan originally made on April 22, 2008 (the “Junior Mezzanine Loan”).  Pursuant to the Junior Mezzanine Amendment, the maturity date of the Junior Mezzanine Loan was extended to March 11, 2011 (the “Junior Mezzanine Extension Term”).  An extension fee of approximately $0.69 million was paid by the Company to GSMC, Citicorp and SLG in connection with such extension.  In addition, LIBOR used in determining the interest rate of the Junior Mezzanine Loan will be capped at 2.00% during the Junior Mezzanine Extension Term.  The Junior Mezzanine Amendment also added or modified various terms of the Junior Mezzanine Loan, including, among others, (i) a prohibition on distributions from the Junior Mezzanine Borrower to the Company, other than to cover corporate overhead incurred by the Company, subject to a cap of $2.5 million per quarter, (ii) requirement of $5.0 million of available cash on deposit in a designated account on the commencement date of the Junior Mezzanine Extension Term and agreement, upon request, to grant a security interest in that account to GSMC, Citicorp and SLG, (iii) lender consent requirement with respect to leases that require tenant improvement costs and leasing commissions in excess of $1.0 million, (iv) delivery by the Junior Mezzanine Borrower  to GSMC, Citicorp and SLG of a comprehensive long-term business plan and restructuring proposal addressing repayment of the Junior Mezzanine Loan within 90 days after the first day of the Junior Mezzanine Extension Term, and (v) mandated monthly reporting requirements.  The foregoing descriptions of the Junior Mezzanine Amendment is qualified in its entirety by reference to the text of the Junior Mezzanine Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Second Amendment to Loan Agreement, dated as of March 9, 2010, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, certain subsidiaries of Gramercy Capital Corp., as borrower, Gramercy Capital Corp., as sponsor, and GKK Stars Junior Mezz 1 LLC, as whole loan guarantor.

10.2
Amendment to Amended and Restated Senior Mezzanine Loan Agreement, dated as of March 9, 2010, among KBS Debt Holdings, LLC, as lender, certain subsidiaries of Gramercy Capital Corp., as borrower, and Gramercy Capital Corp., as sponsor.

10.3
Amendment to Junior Mezzanine Loan Agreement, dated as of March 9, 2010, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, GKK Stars Junior Mezz 2 LLC, as borrower, and Gramercy Capital Corp., as sponsor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2010

GRAMERCY CAPITAL CORP.

By:	/s/ Jon W. Clark
Name: Jon W. Clark
Title: Chief Financial Officer